Supplement dated May 11, 2026, to the Statutory Prospectus dated May 1, 2026, for the Pacific Protective

Growth limited premium registered index-linked deferred annuity contract issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Pacific Protective Growth limited premium registered index-linked deferred annuity contract statutory prospectus (“Prospectus”) unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at PacificLife.com/Prospectuses. Please read this supplement carefully and keep it with your Prospectus for future reference.

Effective June 1, 2026, all ILOs Available to Contracts Issued On or After June 1, 2026 are available to Contracts issued in the state of California issued on or after June 1, 2026.

All references to California in APPENDIX A: INTEREST CREDITING OPTIONS AVAILABLE UNDER THE CONTRACT and APPENDIX F: FINANCIAL INTERMEDIARY VARIATIONS are hereby deleted.

Additionally, the section and table entitled ILOs Available to Contracts Issued in California regarding California state specific variations of ILO availability is deleted from APPENDIX E: STATE VARIATIONS.